                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------
                                    FORM 8-K
                       ----------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 14, 1999

                           VION PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                               0-26534                              13-3671221
 --------------------                        ---------                          -----------------
(State or other jurisdiction                (Commission                            (IRS Employer
     of incorporation)                      File Number)                         Identification No.)




4 Science Park, New Haven, Connecticut                                                    06511
--------------------------------------                                                    -----
(Address of principal executive offices)                                                (Zip Code)


Registrant's telephone number, including area code:  (203) 498-4210
                                                      --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Michael C. Kent resigned his position as Director of Vion Pharmaceuticals, Inc., effective October 14, 1999, for health reasons.



                All other Items of this report are inapplicable.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VION PHARMACEUTICALS, INC.

Date: October 14, 1999                 By:/s/ THOMAS E. KLEIN
                                          --------------------------------
                                       Name:  Thomas E. Klein
                                       Title: Vice President-Finance and
                                              Chief Financial Officer